SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                   the Securities exchange Act of 1934



                    Date of Report:  February 8, 1999



                            LG&E ENERGY CORP.
          (Exact name of registrant as specified in its charter)

              Kentucky           1-10568          61 - 1174555
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)



                           220 West Main Street
                              P.O. Box 32030
                           Louisville, KY 40232
                 (Address of principal executive offices)



                              (502) 627-2000
                     (Registrant's telephone number)

Item 5.  Other Events.

On February 8, 1999, LG&E Energy Corp. announced it has realigned its management structure to support its strategy of aggressively growing the company as the energy services industry moves toward deregulation.

A news release of the Company describing the above matter is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

Item 7(c).  Exhibits Filed.

Exhibit
Number              Description

99.01               News Release dated as of February 8, 1999.


                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
Registrant


/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary


Date:  February 10, 1999


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

                               EXHIBIT INDEX

                             LG&E ENERGY CORP.

                        Current Report on Form 8-K
                          Dated February 8, 1999

                                 Exhibits


Exhibit No.         Description

99.01               News Release dated as of February 8, 1999.



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